                                                                   Exhibit 99.10

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

       End of Period Collection Account Balance as of Prior Payment Date:                                              673,840.07

       Available Funds:
          Contract Payments due and received in this period                                                          5,746,504.55
          Contract Payments due in prior period(s) and received in this period                                         608,037.66
          Contract Payments received in this period for next period                                                    309,218.26
          Sales, Use and Property Tax, Maintenance, Late Charges                                                       131,372.21
          Prepayment Amounts related to early termination in this period                                               107,021.05
          Servicer Advance                                                                                           4,119,098.11
          Proceeds received from recoveries on previously Defaulted Contracts                                                0.00
          Transfer from Reserve Account                                                                             11,349,145.67
          Interest earned on Collection Account                                                                          4,040.92
          Interest earned on SPG Account                                                                                   739.44
          Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
          Section 5.03                                                                                                       0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
          contract < Predecessor contract)                                                                                   0.00
          Due from Bank of America Derivative Settlement                                                                     0.00
          Any other amounts                                                                                                  0.00

                                                                                                                -----------------
       Total Available Funds                                                                                        23,049,017.94
       Less: Amounts to be Retained in Collection Account                                                              758,655.07
                                                                                                                -----------------
       AMOUNT TO BE DISTRIBUTED                                                                                     22,290,362.87
                                                                                                                =================

       DISTRIBUTION OF FUNDS:
          1.  To Trustee - Fees (paid from Servicers Fees, see section X.)                                                   0.00
          2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                               841,866.23
          3.  To Bank of America Derivative Settlement                                                                 210,330.58
          4.  To Noteholders (See Note Principal & Interest Calculations attached)
                 a) Class A1 Principal and Interest                                                                  9,298,755.40
                 a) Class A2a Principal (distributed after A1 Note matures) and Interest                                27,559.00
                 a) Class A2b Principal (distributed after A2 Note matures) and Interest                                35,325.00
                 a) Class A3a Principal (distributed after A3 Note matures) and Interest                               320,319.90
                 a) Class A3b Principal (distributed after A4 Note matures) and Interest                                74,133.33
                 b) Class B Principal and Interest                                                                     436,824.60
                 c) Class C Principal and Interest                                                                     391,657.45
                 d) Class D Principal and Interest                                                                     302,457.41
                 e) Class E Principal and Interest                                                                     346,429.72

          5.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                9,605,411.30
          6.  To Issuer - Residual Principal and Interest and Reserve Account Distribution
                 a) Residual Interest (Provided no Restricting or Amortization Event
                    in effect)                                                                                               0.00
                 b) Residual Principal (Provided no Restricting or Amortization Event
                    in effect)                                                                                               0.00
                 c) Reserve Account Distribution (Provided no Restricting or
                    Amortization Event in effect)                                                                            0.00
          7.  To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and
              any other amounts                                                                                        136,152.57
          8.  To Servicer, Servicing Fee and other Servicing Compensations                                             263,140.38
                                                                                                                -----------------
       TOTAL FUNDS DISTRIBUTED                                                                                      22,290,362.87
                                                                                                                =================

                                                                                                                -----------------
       End of Period Collection Account Balance {Includes Payments in Advance &
       Restricting Event Funds (if any)}                                                                               758,655.07
                                                                                                                =================

II. RESERVE ACCOUNTS

Beginning Balance                                                                              200,000.00           11,341,994.06
       - Add Investment Earnings                                                                   126.20                7,151.61
       - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                              9,605,411.30
       - Less Distribution to Certificate Account                                                  126.20           11,349,019.47
                                                                                             ------------       -----------------
End of period balance                                                                        $ 200,000.00       $    9,605,411.30
                                                                                             ============       =================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances).                  $ 200,000.00       $   11,341,994.06
                                                                                             ============       =================
                                                                                                                             0.00

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                             Pool A                                                      291,439,639.30
                             Pool B                                                       65,574,244.49
                                                                                         --------------
                                                                                                                357,013,883.78
Class A Overdue Interest, if any                                                                   0.00
Class A Monthly Interest - Pool A                                                            409,659.49
Class A Monthly Interest - Pool B                                                             95,026.64

Class A Overdue Principal, if any                                                                  0.00
Class A Monthly Principal - Pool A                                                         4,550,089.84
Class A Monthly Principal - Pool B                                                         4,701,316.67
                                                                                         --------------
                                                                                                                  9,251,406.50
Ending Principal Balance of the Class A Notes
                             Pool A                                                      286,889,549.46
                             Pool B                                                       60,872,927.82
                                                                                         --------------         --------------
                                                                                                                347,762,477.28
                                                                                                                ==============

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                             Class A1                                                     43,193,883.78
                             Class A2a                                                    25,200,000.00
                             Class A2b                                                    27,000,000.00
                             Class A3a                                                   229,620,000.00
                             Class A3b                                                    32,000,000.00
                                                                                         --------------
Class A Monthly Interest                                                                                        357,013,883.78
                             Class A1 (Actual Number Days/360)                                47,348.90
                             Class A2a(Actual Number Days/360)                                27,559.00
                             Class A2b                                                        35,325.00
                             Class A3a(Actual Number Days/360)                               320,319.90
                             Class A3b                                                        74,133.33
                                                                                         --------------

Class A Monthly Principal
                             Class A1                                                      9,251,406.50
                             Class A2a                                                             0.00
                             Class A2b                                                             0.00
                             Class A3a                                                             0.00
                             Class A3b                                                             0.00
                                                                                         --------------
                                                                                                                  9,251,406.50
Ending Principal Balance of the Class A Notes
                             Class A1                                                     33,942,477.28
                             Class A2a                                                    25,200,000.00
                             Class A2b                                                    27,000,000.00
                             Class A3a                                                   229,620,000.00
                             Class A3b                                                    32,000,000.00
                                                                                         --------------         --------------
                                                                                                                347,762,477.28
                                                                                                                ==============
Class A3

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                               Pool A                                                     12,855,297.21
                               Pool B                                                      2,892,456.24
                                                                                         --------------
                                                                                                                 15,747,753.45
Class B Overdue Interest, if any                                                                   0.00
Class B Monthly Interest - Pool A                                                             23,468.06
Class B Monthly Interest - Pool B                                                              5,280.34

Class B Overdue Principal, if any                                                                  0.00
Class B Monthly Principal - Pool A                                                           200,702.82
Class B Monthly Principal - Pool B                                                           207,373.38
                                                                                         --------------
                                                                                                                    408,076.20
Ending Principal Balance of the Class B Notes
                               Pool A                                                     12,654,594.39
                               Pool B                                                      2,685,082.86
                                                                                         --------------         -------------
                                                                                                                15,339,677.25
                                                                                                                =============

VI.   CLASS C-1 NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C-1 Notes
                               Pool A                                                      4,338,001.53
                               Pool B                                                        976,055.18
                                                                                         --------------
                                                                                                                  5,314,056.71
Class C-1 Overdue Interest, if any                                                                 0.00
Class C-1 Monthly Interest - Pool A                                                           10,534.11
Class C-1 Monthly Interest - Pool B                                                            2,370.19

Class C-1 Overdue Principal, if any                                                                0.00
Class C-1 Monthly Principal - Pool A                                                          67,726.88
Class C-1 Monthly Principal - Pool B                                                          69,977.85
                                                                                         --------------
                                                                                                                    137,704.73
Ending Principal Balance of the Class C-1 Notes
                               Pool A                                                      4,270,274.65
                               Pool B                                                        906,077.33
                                                                                         --------------         --------------
                                                                                                                  5,176,351.99
                                                                                                                ==============

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

VII.   CLASS C-2 NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C-2 Notes
                               Pool A                                           6,801,744.55
                               Pool B                                           1,530,400.12
                                                                                ------------
                                                                                                       8,332,144.68
Class C-2 Overdue Interest, if any                                                      0.00
Class C-2 Monthly Interest - Pool A                                                20,518.60
Class C-2 Monthly Interest - Pool B                                                 4,616.71

Class C-2 Overdue Principal, if any                                                     0.00
Class C-2 Monthly Principal - Pool A                                              106,191.86
Class C-2 Monthly Principal - Pool B                                              109,721.26
                                                                                ------------
                                                                                                         215,913.12
Ending Principal Balance of the Class C-2 Notes
                               Pool A                                           6,695,552.69
                               Pool B                                           1,420,678.87
                                                                                ------------           ------------
                                                                                                       8,116,231.55
                                                                                                       ============

VIII.   CLASS D-1 NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D-1 Notes
                               Pool A                                           4,791,451.16
                               Pool B                                           1,078,081.87
                                                                                ------------
                                                                                                       5,869,533.03
Class D-1 Overdue Interest, if any                                                      0.00
Class D-1 Monthly Interest - Pool A                                                12,666.73
Class D-1 Monthly Interest - Pool B                                                 2,850.03

Class D-1 Overdue Principal, if any                                                     0.00
Class D-1 Monthly Principal - Pool A                                               74,806.34
Class D_1 Monthly Principal - Pool B                                               77,292.61
                                                                                ------------
                                                                                                         152,098.95
Ending Principal Balance of the Class D-1 Notes
                               Pool A                                           4,716,644.82
                               Pool B                                           1,000,789.26
                                                                                ------------           ------------
                                                                                                       5,717,434.08
                                                                                                       ============

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

VII.   CLASS D-2 NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D-2 Notes
                               Pool A                                           3,778,746.98
                               Pool B                                             850,222.29
                                                                                ------------
                                                                                                       4,628,969.27
Class D-2 Overdue Interest, if any                                                      0.00
Class D-2 Monthly Interest - Pool A                                                12,154.97
Class D-2 Monthly Interest - Pool B                                                 2,734.88

Class D-2 Overdue Principal, if any                                                     0.00
Class D-2 Monthly Principal - Pool A                                               58,995.54
Class D-2 Monthly Principal - Pool B                                               60,956.31
                                                                                ------------
                                                                                                         119,951.85
Ending Principal Balance of the Class D-2 Notes
                               Pool A                                           3,719,751.44
                               Pool B                                             789,265.98
                                                                                ------------           ------------
                                                                                                       4,509,017.42
                                                                                                      ============

VIII.   CLASS E-1 NOTE PRINCIPAL BALANCE

                                                                                                       <C
Beginning Principal Balance of the Class E-1 Notes
                               Pool A                                           7,058,699.36
                               Pool B                                           1,588,215.25
                                                                                ------------
                                                                                                       8,646,914.60
Class E-1 Overdue Interest, if any                                                      0.00
Class E-1 Monthly Interest - Pool A                                                49,355.99
Class E-1 Monthly Interest - Pool B                                                11,105.15

Class E-1 Overdue Principal, if any                                                     0.00
Class E-1 Monthly Principal - Pool A                                              110,203.66
Class E-1 Monthly Principal - Pool B                                              113,866.39
                                                                                ------------
                                                                                                         224,070.06
Ending Principal Balance of the Class E-1 Notes
                               Pool A                                           6,948,495.69
                               Pool B                                           1,474,348.85
                                                                                ------------           ------------
                                                                                                       8,422,844.54
                                                                                                       ============

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

IX.   CLASS E-2 NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E-2 Notes
                               Pool A                                            1,511,498.80
                               Pool B                                              340,088.91
                                                                                -------------
                                                                                                       1,851,587.71
Class E-2 Overdue Interest, if any                                                       0.00
Class E-2 Monthly Interest - Pool A                                                 11,361.43
Class E-2 Monthly Interest - Pool B                                                  2,556.34

Class E-2 Overdue Principal, if any                                                      0.00
Class E-2 Monthly Principal - Pool A                                                23,598.22
Class E-2 Monthly Principal - Pool B                                                24,382.53             47,980.74

Ending Residual Principal Balance
                               Pool A                                            1,487,900.58
                                                                                                       ------------
                               Pool B                                              315,706.39          1,803,606.97
                                                                                -------------          ============

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                               Pool A                                           10,838,290.33
                               Pool B                                            2,781,471.95
                                                                                -------------
                                                                                                      13,619,762.28

Residual Interest - Pool A                                                               0.00
Residual Interest - Pool B                                                               0.00

Residual Principal - Pool A                                                              0.00
Residual Principal - Pool B                                                              0.00                  0.00

Ending Residual Principal Balance
                               Pool A                                           10,838,290.33
                                                                                                      -------------
                               Pool B                                            2,781,471.95         13,619,762.28
                                                                                -------------         =============


X.   PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                                        263,140.38
 - Collection period Trustee Fee                                                                       $  (5,127.45)
 - Servicer Advances reimbursement                                                                       841,866.23
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                       136,152.57
                                                                                                       ------------
Total amounts due to Servicer                                                                          1,236,031.73
                                                                                                       ============

                          DVI RECEIVABLES XIX, 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                               343,413,369.23

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                  0.00

        Decline in Aggregate Discounted Contract Balance                                                              5,192,315.26

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the ending of the related Collection Period
                                                                                                                    --------------
                                                                                                                    338,221,053.97
                                                                                                                    ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                            5,053,944.48

            - Principal portion of Prepayment Amounts                                                     73,912.70

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                 64,458.08

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                           0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                    0.00

                                                                                                       ------------
                                             Total Decline in Aggregate Discounted Contract Balance    5,192,315.26
                                                                                                       ============

POOL B

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                77,611,236.28

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                  0.00

        Decline in Aggregate Discounted Contract Balance                                                              5,364,887.10

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                   72,246,349.18

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                            3,467,744.49

            - Principal portion of Prepayment Amounts                                                     33,108.35

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                              1,864,034.26

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                           0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                    0.00

                                                                                                       ------------
                                      Total Decline in Aggregate Discounted Contract Balance           5,364,887.10
                                                                                                       ============

                                                                                                                    --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   410,467,403.15
                                                                                                                    ==============

                       DVI RECEIVABLES XIX, L.L.C. 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XII.  CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

   POOL A
                                     Discounted                                                         Discounted
   Lease #                          Present Value               Lease #                                Present Value
   ---------------------------------------------                ----------------------------           ------------------
#* 7006253-001 (09/03)               32,381.72
#* 7004897-001 (10/03)               41,273.43
#* 7007647-001 (10/03)               23,184.65
                                                                ----------------------------
                                              Totals:                             $96,839.80
   POOL B

                                     Discounted                                                         Discounted
   Lease #                          Present Value               Lease #                                Present Value
   ---------------------------------------------                ----------------------------           ------------------
#* 7005508-001 (09/03)                2,203.83
#* 2923-001 (10/03)               1,394,835.91
#* 3145-003 (10/03)                 469,198.35

                                                                ----------------------------
                                              Totals:                          $1,866,238.09

a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                                             $  1,963,077.89
b) ADCB AT  CLOSING DATE                                                                               $453,679,762.28
c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                                                   0.43%

* ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A NONRECOVERABLE ADVANCE

# NONRECOVERABLE

                       DVI RECEIVABLES XIX, L.L.C. 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

POOL A

                         Repurchases                            $             -

                         Substitutions                          $             -

POOL B

                         Repurchases                            $             -

                         Substitutions                          $             -

                                                                ---------------
TOTAL                                                           $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT               $          0.00
                       CONTRACTS REPURCHASED
b) ADCB AT  CLOSING DATE                                        $453,679,762.28
c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                           0.00%

* ANY DELINQUENT CONTRACT
  THE SERVICER HAS REPURCHASED FROM THE POOL

                       DVI RECEIVABLES XIX, L.L.C. 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XIV.     CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A

                                                                                        Predecessor
                                         Discounted            Predecessor               Discounted
Lease #                Lessee Name      Present Value            Lease #                Present Value
-------                -----------      -------------          -----------              -------------
None
                                           -------                                     ----------------
                           Totals:         $  0.00                                     $           0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                               $           0.00
b) ADCB OF POOL A AT CLOSING DATE                                                      $ 361,027,812.46
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                   0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $  0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $  0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                                            $  0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION                        YES                        NO  X
                                                                                       --------                   -----

         POOL B

                                                                                        Predecessor
                                         Discounted            Predecessor               Discounted
Lease #                Lessee Name      Present Value            Lease #                Present Value
-------                -----------      -------------          -----------              -------------
                       NONE
                                           -------                                     ----------------
                           Totals:         $  0.00                                     $           0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                               $           0.00
b) ADCB OF POOL B AT CLOSING DATE                                                      $  92,651,949.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                     0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $   0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $   0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                                            $   0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION                        YES                        NO  X
                                                                                       --------                   -----

                       DVI RECEIVABLES XIX, L.L.C. 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING

                                                                                        Predecessor
                                         Discounted            Predecessor               Discounted
Lease #                Lessee Name      Present Value            Lease #                Present Value
-------                -----------      -------------          -----------             ----------------
                       NONE
                                           -------                                     ----------------
                           Totals:         $  0.00                                     $           0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                    0.00
b) ADCB OF POOL A AT CLOSING DATE                                                      $ 361,027,812.46
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                   0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $   0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $   0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                             $   0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                        NO  X
                                                                                       ------                     -----

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                        Predecessor
                                         Discounted            Predecessor               Discounted
Lease #                Lessee Name      Present Value            Lease #                Present Value
-------                -----------      -------------          -----------             ----------------
                       NONE
                                           -------                                     ----------------
                           Totals:         $  0.00                                     $           0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                           $           0.00
b) ADCB OF POOL B AT CLOSING DATE                                                      $  92,651,949.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                   0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $   0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $   0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                             $   0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                        NO  X
                                                                                       ------                     -----

                       DVI RECEIVABLES XIX, L.L.C. 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XVI. POOL PERFORMANCE MEASUREMENTS

1.                                      AGGREGATE DISCOUNTED CONTRACT BALANCE
        CONTRACTS DELINQUENT > 90 DAYS                       TOTAL OUTSTANDING CONTRACTS
        This Month                        27,675,707.58      This Month                      410,467,403.15
        1 Month Prior                      5,846,251.12      1 Month Prior                   421,024,605.51
        2 Months Prior                     4,847,863.07      2 Months Prior                  428,488,220.93

        Total                             38,369,821.77      Total                         1,259,980,229.59

        a) 3 MONTH AVERAGE                12,789,940.59      b) 3 MONTH AVERAGE              419,993,409.86
        c) a/b                                     3.05%
2.      Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                        Yes _______ No   __ X __

3.      Restricting Event Check
        A. A Delinquency Condition exists for current period?                                           Yes _______ No   __ X __
        B. An Indenture Event of Default has occurred and is then continuing?                           Yes _______ No   _______

4.      Has a Servicer Event of Default occurred?                                                       Yes _______ No   _______

5.      Amortization Event Check

        A. Is 1c  > 8% ?                                                                                Yes _______ No   __ X __
        B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
           or obligation  not remedied within 90 days?                                                  Yes _______ No   _______
        C. As of any Determination date, the sum of all defaulted contracts since
           the Closing date exceeds 6% of the ADCB on the Closing Date?                                 Yes _______ No   __ X __

6.      Aggregate Discounted Contract Balance at Closing Date                               Balance  $ 453,679,762.28
                                                                                                     ================
        Aggregate Discounted Contract Balances  (A.D.C.B.) of contracts listed as more than:

                                                                                                 TOTAL         % of Total
                                                               A.D.C.B.                        A.D.C.B.         A.D.C.B.
                                                               --------                        --------        --------
30 Days Overdue                                              66,239,077.45                   410,467,403.15     16.137%
60 Days Overdue                                              30,078,542.48                   410,467,403.15      7.328%
90 Days Overdue                                              23,894,817.87                   410,467,403.15      5.821%
120 Days Overdue                                              1,037,558.12                   410,467,403.15      0.253%
150 Days Overdue                                              2,743,331.59                   410,467,403.15      0.668%
180 Days Overdue                                                      0.00                   410,467,403.15      0.000%